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                                                                    Exhibit 10.1

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE
                     ---------------------------------------

         This Settlement Agreement and Mutual Release (this "Agreement") is entered into by and between Telenetics Corporation, a California corporation ("Telenetics"), David Stone, an individual ("Stone") and Michael Taglich, an individual ("Taglich," and together with Stone and Telenetics, the "Defendants"), on the one hand, and Michael Armani ("Armani"), on the other. This Agreement is entered into with reference to the following facts:

                                    RECITALS
                                    --------

         A. On or about August 2, 2002, Armani filed a Complaint against Defendants in Orange County Superior Court Case No. 02CC12884 ("Case No. 02CC12884"); on or about September 10, 2002, Telenetics filed a cross-complaint against Armani in said Case No. 02CC12884.

         B. The parties to this Agreement wish to settle all differences between them which arise out of or which in any way are connected with or related to any of the claims, allegations, causes of action and/or contentions set forth in Case No. 02CC12884 and otherwise.

         C. Without acknowledging the validity of any other party's rights, claims or defenses in connection with the subject matter of Case No. 02CC12884, and in order for the parties to this Agreement to settle all differences between them, and in consideration of the mutual covenants, agreements and promises set forth in this Agreement, and other good and valuable consideration, each party to this Agreement agrees as follows:

                                    AGREEMENT
                                    ---------

         1. The foregoing Recitals shall be part of this Agreement.

         2. Concurrently with the execution of this Agreement, the parties shall submit a Notice of Settlement in Case No. 02CC12884.

         3. (a) Armani shall pay to Telenetics the sum of $20,000, payable as follows: $5000.00 upon the execution of this Agreement and $2000.00 per month commencing thirty (30) days following the execution of this Agreement and each thirty (30) days thereafter until paid in full. In the event that any installment is not received within ten (10) days of its due date the entire unpaid balance due by the terms hereof shall become immediately due and payable

                  (b) Armani shall cause to be filed a Request for Dismissal with Prejudice of his Complaint in the aforesaid Case No. 02CC12884 as to all defendants forthwith upon the execution of this Agreement.

                  (c) Telenetics and Armani agree that any press release concerning this Agreement and/or its terms and effect shall be jointly approved by Telenetics and Armani, such approval not to be unreasonably withheld.

         4. Except for any obligations imposed by this Agreement, Defendants, and each of them, on the one hand, and Armani, on the other, and, as applicable, each of their respective agents, successors, predecessors, parent companies, affiliated companies, related companies, partners, officers, directors, shareholders, representatives, employees, attorneys, insurance companies, assigns and heirs, and each of them, past and present, hereby release and forever discharge each other party and each of his, her, or its respective agents, successors, predecessors, parent companies, affiliated companies, related companies, partners, officers, directors, shareholders, representatives,

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employees, attorneys, insurance companies, assigns and heirs, and each of them, past and present, with respect to any and all claims, demands, charges of discrimination, liabilities, damages, obligations, debts, attorneys' fees, costs, accounts, actions, or causes of action which any of the parties have or claim to have as of the date of this Agreement, in law or equity, whether known or unknown, which pertain to or which arise out of the facts, circumstances, and/or events which are asserted, or could have been asserted in Case No. 02CC12884 and/or which pertain to, arise out of, or is in any connected with the past relationships between the Parties including, without limiting the generality of the foregoing, any claims related to or arising out of Armani's employment relationship with Telenetics and the termination of that employment relationship, his relationship as a Director of Telenetics and the termination, if any, of that relationship, his relationship as a consultant of Telenetics and the termination, if any, of that relationship. (collectively, the "Defendant Released Parties).

         5. The release set forth in Section 4 specifically includes, without limiting the generality of the foregoing in any way, the release of any and all claims under the California labor laws, the California Fair Employment and Housing Act, California wage-hour laws, Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act, The Age Discrimination in Employment Act, 29 U.S.C. ss. 621 and sections following, COBRA, the Employment Retirement Income Security Act, defamation claims and/or violations of any other statutes, rules, regulations, ordinances or law whether federal, state or local and the release of any and all claims regarding any agreements, claimed or otherwise, between the parties to this Agreement.

         6. Armani represents that, except for Case No. 02CC12884, he has not filed any complaints or charges against any of the Defendant Released Parties with any local, state or federal agency or court; he represents that no claims are currently pending; he promises he will not file any claim at any time hereafter relating to any claims, demands, causes of action or other liabilities arising before the date of this agreement; and if any such agency, arbitrator or court assumes jurisdiction of any complaint or charge against any of the Defendant Released Parties on behalf of Armani, whenever filed, he will request such agency or court to withdraw from the matter immediately. Moreover, Armani agrees that should he bring an action contrary to this Agreement, he shall pay all costs and attorneys' fees incurred by any and all Defendant Released Parties for any action brought contrary to this Agreement.

         7. (a). In consideration for this Agreement, Armani agrees to indemnify, defend and hold harmless the Defendant Released Parties against and from any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' fees and costs) of any kind or character (collectively, "Losses") arising out of or in any manner incident, relating or attributable to any actions of Armani constituting fraud, misrepresentation, breach of fiduciary duty or any knowing or intentional violation of law or any actions outside the course and scope of his employment or duties as a director of Telenetics, as the case may be, and any Losses related to any written or oral agreement executed or consented to, as the case may be, by Armani on behalf of Telenetics and which written or oral agreement was not clearly within the course and scope of his employment and authority and/or had not been approved by the board of directors of Telenetics.

                 (b). 1) As further consideration for this Agreement, Telenetics shall indemnify Armani for all liability, loss and expense that Armani may reasonably incur by reason of his personal guaranty of the Lease Agreement covering Telenetics' facility at 25111 Arctic Ocean, Lake Forest, California 92630, or in defending suits, actions or other proceedings brought in connection therewith. Promptly after receipt by Armani of notice of the commencement of any action, suit or proceeding in respect of which Armani will seek indemnification hereunder (a "Facility Action"), Armani shall notify Telenetics to provide such indemnification thereof in writing, but any failure to so notify Telenetics shall not relieve it from liability that it may have to Armani under this section except to the extent that Telenetics is prejuduced by the failure to give such notice.

                           Telenetics shall be entitled to participate in the defense of such Facility Action and to assume control of such defense (including settlement of such

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                           Facility Action) with counsel reasonably satisfactory
                           to Armani; PROVIDED, HOWEVER, that (i) Armani shall be entitled to participate in the defense of such Facility Action and to employ counsel at his own expense to assist in the handling of such Facility Action; (ii) Telenetics shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to Armani of a release from all liability in respect of such Facility Action; and (iii) Telenetics shall not be entitled to control the defense of any Facility Action unless Telenetics confirms in writing its assumption of such defense and continues to pursue the defense reasonably and in good faith. After written notice by Telenetics to Armani of this election to assume control of the defense of any such Facility Action in accordance with the foregoing, (y) Telenetics shall not be liable to Armani for any legal expenses subsequently incurred by Armani attributable to defending against such Facility Action, and (z) as long as Telenetics is reasonably contesting such Facility Action in good faith, Armani shall not admit any liability with respect to, or settle, compromise or discharge the claim underlying such Facility Action without Telenetics' prior written consent. If Telenetics does not assume control of the defense of such Facility Action in accordance with this section, Armani shall have the right to defend and/or settle such Facility Action in such manner as he may deem appropriate at the cost and expense of Telenetics, and Telenetics will promptly reimburse Armani therefor in accordance with this section. The reimbursement of fees, costs and expenses required by this section shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses are incurred.

                      2) If Armani has actual knowledge of any facts or circumstances other than the commencement of a Facility Action which cause in good faith him to believe that he is entitled to indemnification under this section of this Agreement, then Armani shall promptly give Telenetics notice thereof in writing, but any failure to so notify Telenetics shall not relieve it from any liability that it may have to Armani under this section, except to the extent that Telenetics is prejudiced by the failure to give such notice.

         8. As a condition of this Agreement and in furtherance of the release provisions set forth in this Agreement, the parties expressly waive any and all rights and benefits conferred upon them by the provisions of section 1542 of the Civil Code of the State of California with respect to any of the matters described or set forth in this Agreement. Section 1542 of the Civil Code of the State of California states:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

         The parties acknowledge that except for matters expressly represented or recited in this Agreement, the facts and law in relation to this matter and the claims released by the terms of this Agreement may turn out to be different from the facts or law as now known to each party and/or his, her or its agents and/or representatives, including his, her or its counsel. Each party expressly assumes the risk of the existence of different or presently unknown facts or law and agrees that this Agreement shall in all respects be effective and binding as to each party despite the possibility of the existence of different or new facts or law.

         9. Each of the parties represents and warrants that he or it has not heretofore assigned, transferred or subrogated, or purported to assign, transfer or subrogate, to any person or entity, any of the claims released in this Agreement. Each of the parties agrees that he or it shall indemnify each of the other parties, including with respect to any attorneys' fees and costs, and hold

                                       -3-
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each of the other parties harmless from and against any claims based on or arising from any such assignment, transfer or subrogation, or any attempted assignment, transfer or subrogation, of any of the claims released in this Agreement.

         10. Each of the parties agrees to execute and deliver to each other party all necessary documents and to take such additional action as may be necessary or reasonably required to effectuate the terms, conditions, provisions, and intent of this Agreement.

         11. Each party executing this Agreement and/or any other documents related to the settlement between the parties represents and warrants that he, she or it has been duly authorized to execute this Agreement and any such other related documents.

         12. Each of the parties acknowledges that he, she or it has carefully read this Agreement and knows and understands the contents and effect of this Agreement, and each of the parties further acknowledges that he, she or it is signing this Agreement based on his, her or its own free act.

         13. Each of the parties acknowledges that he, she or it has been advised to seek legal counsel in connection with this matter and the provisions and execution of this Agreement, and each of the parties acknowledges that he, she or it either has consulted with his, her or its own legal counsel or has had a full opportunity to consult with his, her or its own legal counsel in connection with the settlement between the parties, the terms, conditions, and provisions of this Agreement, and the execution of this Agreement.

         14. This Agreement has been entered into in the State of California, and all of the terms, conditions and provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

         15. If any term, condition or provision of this Agreement is held to be invalid, void or unenforceable, the remaining terms, conditions and provisions of this Agreement nevertheless shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         16. This Agreement and all of its terms, conditions and provisions shall be binding upon and shall inure to the benefit of each of the parties and each of the parties' respective heirs, successors and assigns.

         17. The prevailing party in any proceeding to enforce the provisions of this Agreement shall be entitled to recover all costs, including reasonable attorney's fees, from the non-prevailing party.

         18. Each of the parties shall bear and be responsible for his, her or its own attorneys' fees and costs incurred in connection with all aspects of Case No. 02CC12884.

         19. This Agreement contains the entire agreement and understanding concerning the settlement between the parties and replaces any prior negotiations or agreements between the parties, whether written and/or oral.

         20. Each of the parties agrees that no particular party or parties to this Agreement shall be deemed to be the author of this Agreement or any particular term, provision or condition of this Agreement. Each of the parties further agrees that any ambiguities in this Agreement shall be resolved, and the terms, provisions and conditions of this Agreement shall be construed and interpreted, without regard to which party or parties may have suggested, drafted, revised, or otherwise authored this Agreement or any of its particular terms, provisions or conditions. Each of the parties further agrees that this Agreement shall be construed and interpreted as if drafted jointly by all of the parties.

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         21. It is understood that this Agreement is entered into in compromise of disputed claims and that neither the settlement between the parties nor the performance of any of the terms, provisions, or conditions of this Agreement shall be construed or interpreted as an admission of liability on the part of any of the parties to this Agreement.

         22. Any disputes arising under this Agreement shall be resolved in accordance with the laws of the State of California in either the County of Orange or the County of Los Angeles, State of California.

         23. This Agreement may not be changed, altered or modified except in a writing signed by each of the parties and/or duly authorized representatives of each of the parties.

         24. This Agreement may be executed in counterparts, including facsimile counterparts, and all such executed counterparts, including with facsimile signatures, together shall constitute one original Agreement which shall be binding on all of the parties to this Agreement notwithstanding that all of the parties are not signatory to the original or the same counterparts.

         25. The effective date of this Agreement (the "Effective Date") shall be the date when this Agreement has been signed by all of the parties to this Agreement and executed copies of this Agreement with all of the parties' signatures have been delivered to each of the other parties and/or their counsel.

         26. A copy of this Agreement shall be attached to, and made a part of, the Notice of Settlement filed in the aforesaid Case No. 02CC12884

         IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement and Mutual Release on the dates set forth below.

Dated:  August 8, 2003                               TELENETICS CORPORATION


                                                     By: /s/ David Stone
                                                         -----------------------
                                                         David Stone, President

Dated: August 8, 2003                                /s/ Michael Armani
                                                     ---------------------------
                                                     MICHAEL ARMANI


Dated: August 8, 2003                                /s/ David Stone
                                                     ---------------------------
                                                     DAVID STONE


Dated: August 12, 2003                               /s/ Michael Taglich
                                                     ---------------------------
                                                     MICHAEL TAGLICH


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APPROVED AS TO FORM:
LAW OFFICES OF KRISTIN M. CANO

By: /s/ Kristin Cano
    ------------------------------------------------
    Kristin M. Cano
    Attorneys for Michael Armani


------------------------------------
Robert J. Huston III, Attorney for
Telenetics Corporation, David Stone and
Michael Taglich



SECRETARY'S CERTIFICATE

                  I, George Rombach, declare and state that I am Secretary of Telenetics Corporation and that on August 8, 2003, the Board of Directors approved the preceding Settlement Agreement and Mutual Release, authorized the company's President, David Stone, to execute the such agreement on behalf of Telenetics Corporation.

                  I declare under penalty of perjury pursuant to the laws of the State of California and the United States of America that the foregoing is true and correct.

This 8th day of August, 2003.



                                             /s/ George Rombach
                                             -------------------------------
                                             George Rombach



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